SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2002

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


                 4375 River Green Parkway, Duluth, Georgia 30096
                 -----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (678) 258-4000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  5.  OTHER  EVENTS

     Set forth below for Concurrent Computer Corporation are (1) the condensed consolidated balance sheets as of December 31, 2001 (unaudited) and June 30, 2001, (2) the unaudited condensed consolidated statements of operations for the three and six months ended December 31, 2001 and the three and six months ended December 31, 2000, and (3) the unaudited segment data for the three and six months ended December 31, 2001 and the three and six months ended December 31, 2000.


                        CONCURRENT COMPUTER CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                  DECEMBER 31,    JUNE 30,
                                                      2001          2001
                                                  (UNAUDITED)
                                                 --------------  ----------
ASSETS
  Cash and cash equivalents                      $      28,237   $   9,460
  Trade accounts receivable, net                        20,211      14,348
  Inventories                                            5,936       7,187
  Prepaid expenses and other current assets              1,459       1,058
                                                 --------------  ----------
       Total current assets                             55,843      32,053


  Property, plant and equipment, net                    10,671      10,484
  Purchased developed computer software, net             1,488       1,583
  Goodwill, net                                         10,744      10,744
  Other long-term assets, net                            2,153       2,188
                                                 --------------  ----------

Total assets                                     $      80,899   $  57,052
                                                 ==============  ==========


LIABILITIES
  Accounts payable and accrued expenses          $      13,314   $  13,929
  Deferred revenue                                       2,207       3,300
                                                 --------------  ----------
       Total current liabilities                        15,521      17,229

  Long-term deferred revenue                               948       1,193
  Other long-term liabilities                            5,320       5,347

STOCKHOLDERS' EQUITY
  Common stock                                             614         551
  Additional Paid-in Capital                           168,977     140,352
  Treasury stock                                           (58)        (58)
  Retained earnings (deficit)                         (105,714)   (102,760)
  Accumulated other comprehensive loss                  (4,709)     (4,802)
                                                 --------------  ----------
       Total stockholders' equity                       59,110      33,283
                                                 --------------  ----------

Total liabilities and stockholders' equity       $      80,899   $  57,052
                                                 ==============  ==========

                                               THREE MONTHS ENDED DECEMBER 31,  SIX MONTHS ENDED DECEMBER 31,
                                              --------------------------------  -----------------------------
                                                   2001             2000             2001            2000
                                                (Unaudited)      (Unaudited)      (Unaudited)     (Unaudited)
                                              ---------------  ---------------  -------------  --------------
Revenues:
  Product sales
    Real-time systems                         $         4,862  $        6,738   $     10,198   $      11,449
    Video-on-demand systems                            12,425           1,832         15,938           7,269
                                              ---------------  ---------------  -------------  --------------
      Total product sales                              17,287           8,570         26,136          18,718
  Service and other                                     5,194           5,963         10,447          12,127
                                              ---------------  ---------------  -------------  --------------
      Total                                            22,481          14,533         36,583          30,845

Cost of sales:
  Real-time and video-on-demand systems                 9,437           4,640         14,230          10,201
  Service and other                                     2,964           3,231          5,813           6,391
                                              ---------------  ---------------  -------------  --------------
      Total                                            12,401           7,871         20,043          16,592
                                              ---------------  ---------------  -------------  --------------

Gross margin                                           10,080           6,662         16,540          14,253

Operating expenses:
  Sales and marketing                                   4,174           4,066          8,328           8,139
  Research and development                              3,655           2,818          7,116           5,449
  General and administrative                            2,189           3,775          4,098           6,242
                                              ---------------  ---------------  -------------  --------------
      Total operating expenses                         10,018          10,659         19,542          19,830
                                              ---------------  ---------------  -------------  --------------

Operating income (loss)                                    62          (3,997)        (3,002)         (5,577)

Other income (loss)                                       144             (11)           348             (75)
                                              ---------------  ---------------  -------------  --------------
Income (loss) before income taxes                         206          (4,008)        (2,654)         (5,652)

Provision for income taxes                                150             150           300              300
                                              ---------------  ---------------  -------------  --------------

Net income (loss)                             $            56  $       (4,158)  $     (2,954)  $      (5,952)
                                              ===============  ===============  =============  ==============


Basic net income (loss) per share             $          0.00  $        (0.08)  $      (0.05)  $       (0.11)
                                              ===============  ===============  =============  ==============

Diluted net income (loss) per share           $          0.00  $        (0.08)  $      (0.05)  $       (0.11)
                                              ===============  ===============  =============  ==============

Basic weighted average shares outstanding              61,031          54,675         60,297          54,332
                                              ===============  ===============  =============  ==============

Diluted weighted average shares outstanding            64,761          54,675         60,297          54,332
                                              ===============  ===============  =============  ==============

                              CONCURRENT COMPUTER CORPORATION
                                       SEGMENT DATA
                                      (IN THOUSANDS)


                                   REAL-TIME DIVISION          XSTREME DIVISION
                               --------------------------  -------------------------
                                   THREE MONTHS ENDED         THREE MONTHS ENDED
                               --------------------------  -------------------------
                                 12/31/01     12/31/00      12/31/01      12/31/00
                               (Unaudited)   (Unaudited)   (Unaudited)   (Unaudited)
                               ------------  ------------  ------------  ------------
Revenues:
  Product Sales                $      4,862  $      6,738  $    12,425   $     1,832
  Service and other                   5,194         5,963            -             -
                               ------------  ------------  ------------  ------------
     Total                           10,056        12,701       12,425         1,832

Cost of sales:
  Systems                             2,127         3,502        7,310         1,138
  Service and other                   2,964         3,231            -             -
                               ------------  ------------  ------------  ------------
     Total                            5,091         6,733        7,310         1,138
                               ------------  ------------  ------------  ------------

Gross margin                          4,965         5,968        5,115           694

Operating expenses
  Sales and marketing                 1,760         1,904        2,414         2,162
  Research and development            1,272           844        2,383         1,974
  General and administrative            947         1,571        1,242         2,204
                               ------------  ------------  ------------  ------------
    Total operating expenses          3,979         4,319        6,039         6,340
                               ------------  ------------  ------------  ------------

Operating income (loss)        $        986  $      1,649  $      (924)  $    (5,646)
                               ============  ============  ============  ============

                          CONCURRENT COMPUTER CORPORATION
                                   SEGMENT DATA
                                  (IN THOUSANDS)


                                REAL-TIME DIVISION           XSTREME DIVISION
                            --------------------------  --------------------------
                                 SIX MONTHS ENDED            SIX MONTHS ENDED
                            --------------------------  --------------------------
                              12/31/01     12/31/00      12/31/01      12/31/00
                            (Unaudited)   (Unaudited)   (Unaudited)   (Unaudited)
                            ------------  ------------  ------------  ------------
Revenues:
  Product Sales             $     10,198  $     11,449  $    15,938   $     7,269
  Service and other               10,447        12,127            -             -
                            ------------  ------------  ------------  ------------
    Total                         20,645        23,576       15,938         7,269

Cost of sales:
  Systems                          4,628         5,892        9,602         4,309
  Service and other                5,813         6,391            -             -
                            ------------  ------------  ------------  ------------
    Total                         10,441        12,283        9,602         4,309
                            ------------  ------------  ------------  ------------

Gross margin                      10,204        11,293        6,336         2,960

Operating expenses
  Sales and marketing              3,435         3,867        4,893         4,272
  Research and development         2,504         1,673        4,612         3,776
  General and administrative       1,866         2,501        2,232         3,741
                            ------------  ------------  ------------  ------------
    Total operating expenses       7,805         8,041       11,737        11,789
                            ------------  ------------  ------------  ------------

Operating income (loss)     $      2,399  $      3,252  $    (5,401)  $    (8,829)
                            ============  ============  ============  ============

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  January 24, 2002.

                                  CONCURRENT  COMPUTER  CORPORATION



                                  By:  /s/  Steven  R.  Norton
                                       -------------------------------
                                       Steven  R.  Norton
                                       Executive Vice President, Chief Financial
                                         Officer  and  Secretary